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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 AUGUST 1, 2001

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                          CLASSIC COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                               1-15427                74-2630019

(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)



                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
               (Address of Principal Executive Offices) (Zip Code)

                                 (903) 581-2121
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS

                  A copy of the Registrant's press release, dated August 1, 2001, announcing material financial developments and second quarter guidance regarding the Registrant, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS

                           99.1     Press release, dated August 1, 2001.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CLASSIC COMMUNICATIONS, INC.




DATE:  August 2, 2001                           BY: /s/ JIMMIE TAYLOR
                                                  ------------------------------
                                                    Jimmie Taylor
                                                    Chief Financial Officer







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                                  EXHIBIT INDEX

         Exhibit
         Number           Description
         -------          -----------
         99.1*            Press Release, dated August 1, 2001



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* Filed herewith




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